UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

DYNATRONICS CORP.
(Exact name of registrant as specified in its charter)

Utah	000-12697	87-0398434
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Trapp Rd, Eagan
 Minnesota, Utah, United States 55121
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, no par value	DYNT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 11, 2023, Dynatronics Corporation ("Company") issued a press release reporting, among other things, financial results relating to the quarter ended March 31, 2023. Also, as previously announced by a press release issued on April 27, 2023, on May 11, 2023, the Company held a conference call in which executives of the Company reviewed the fiscal 2023 third quarter results. The live webcast and slide presentation can be accessed via the Company's Investor Relations website under the Events & Presentations tab at https://investors.dynatronics.com/services. The full text of the press release is furnished herewith as Exhibit 99.1. The slide presentation that accompanied the earnings conference call is furnished as Exhibit 99.2.

The information under this Item 2.02 and in Exhibits 99.1 and 99.2, is being "furnished" and is not being "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated May 11, 2023
99.2	Slide Presentation accompanying earnings conference call held May 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2023	DYNATRONICS CORPORATION

	By:	/s/John A. Krier
	Name:	John A. Krier
	Title:	President, Chief Executive Officer, and Chief Financial Officer